Exhibit 10.4

                                PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT is made as of the 15' day of May, 1998 among EMT CORP., an Indiana corporation ("Issuer"), NBD BANK N.A., as Trustee ("Trustee") and KEYBANK INDIANA, N.A., as Eligible Lender Trustee ("Eligible Lender Trustee").

                                    RECITALS

     A. Issuer and Eligible Lender Trustee have entered into a certain Eligible Lender Trust Agreement dated as of April 1, 1998 (the "Eligible Lender Trust Agreement") under which Eligible Lender Trustee, at the direction of Issuer, acquires and holds title to student loans made pursuant to the Higher Education Act of 1965, as amended ("Loans") for the benefit of Issuer upon the terms and conditions therein provided.

     B. Issuer has secured funds through the issuance of student loan asset backed notes ("Notes") pursuant to a certain Trust Agreement ("Trust Agreement') dated as of May 15, 1998 between Issuer and Trustee.

     C. Pursuant to the Trust Agreement all Loans ("Pledged Loans"), acquired with the proceeds from the Notes together with certain other collateral relating thereto, are required to be pledged to, and subject to a first priority security interest in favor of the Trustee.

     D. Issuer hereby ratifies and affirms the pledge granted under the Trust Agreement. E. Issuer desires to direct the Eligible Lender Trustee to pledge to, and grant a security interest in favor of the Trustee in the Pledged Loans (and certain other collateral relating thereto).

     G. Eligible Lender Trustee desires to comply with the foregoing direction and to make and grant the foregoing pledge and security interest.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

     1. DEFINITIONS. All capitalized terms used herein but not otherwise defined herein shall have the respective meanings stated or ascribed to them in the Trust Agreement.

     2.1 PLEDGE AND GRANT. As security for the due and punctual payment of the principal of and interest on the Notes and the due and punctual payment of all other amounts due and to become due under the Trust Agreement and the performance and observance by the Issuer of all of the covenants made by the Issuer in the Trust Agreement, Issuer and Eligible Lender Trustee hereby pledge and grant to the Trustee a security interest in the following (whether now existing or hereafter coming into existence):



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     (i)  All the right, title and interest IN AND TO THE PLEDGED LOANS and in the Accounts (as defined in the Trust Agreement), including, without limitation, (a) all evidences of indebtedness thereof, and (b) all principal, interest, Special Allowance Payments, Interest Subsidy Payments and payments from Guarantors, whether payable from Guarantors or the Department of Education of the federal government, due and to become due thereon or in respect thereof;

     (ii) All the rights, title and interest in and to all contracts, documents and agreements relating or pertaining in any way to the Pledged Loans, including, but not limited to, the Basic Documents (as defined in the Trust Agreement).

     (iii) All proceeds of the foregoing.

     All of the foregoing revenues, funds, property and assets of Issuer and Eligible Lender Trustee pledged and encumbered pursuant to this Pledge Agreement are referred to herein, collectively, as the TRUST ESTATE.

     By taking the foregoing action, the Eligible Lender Trustee is pledging only its interest in the Trust Estate and is not acquiring any liability under the Trust Agreement beyond its interest in the Trust Estate.

     2.2 AGREEMENTS OF ISSUER AND ELIGIBLE LENDER TRUSTEE. Notwithstanding anything in the Trust Agreement which may be to the contrary, Issuer and Eligible Lender Trustee represent, warrant and agree that:

     (i) Any and all monies received by Issuer or the Eligible Lender Trustee in respect of the Pledged Loans (including, without limitation, all principal, interest Special Allowance Payments, Interest Benefit Payments and Guarantee payments thereon or in respect thereof) shall be paid to the Trustee for deposit in accordance with the Trust Agreement;

     (ii) From time to time, upon the request of the Issuer or the Trustee, the Eligible Lender Trustee shall execute and deliver such Uniform Commercial Code financing Statements, blanket endorsements and other documents and instruments to perfect, preserve and protect the pledge and security interest made and granted pursuant to this Pledge Agreement;

     (iii) Issuer and Eligible Lender Trustee shall not create, assume or incur any Lien on the Trust Estate or any part thereof except the Liens created by this Pledge Agreement and the Trust Agreement.

     (iv) Eligible Lender Trustee shall be and remain (a) an "eligible lender" as defined in the Act, and (b) an eligible holder of Student Loans Guaranteed by each Guarantor; and

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          shall advise the Issuer and the Trustee as promptly as may be practicable after the receipt of any notice to the contrary from the Secretary or any Guarantor.

     3. MISCELLANEOUS. This Agreement shall be governed by and constructed in accordance with the laws of the State of Indiana. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Pledge Agreement.

     IN WITNESS WHEREOF, the parties have executed this Pledge Agreement to be effective as of the date first above written.

                                   KEYBANK INDIANA, N.A.
                                   As Eligible Lender Trustee

                                   By:     /s/ Donna M. Newgent
                                           ------------------------------------
                                   Printed: Donna M. Newgent
                                           ------------------------------------
                                   Title:  Trust Officer
                                           ------------------------------------

                                   EMT CORP.
                                   As Issuer
                                   By:  /s/  Garrett A. Varner
                                        ---------------------------------------
                                        Garrett A. Varner
                                        Treasurer

                                   NBD BANK N.A.
                                   As Trustee

                                   By:     /s/ Nancy Marer
                                           ------------------------------------
                                   Printed: Nancy Marer
                                           ------------------------------------
                                   Title:  Vice President
                                           ------------------------------------
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